UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2015
(Date of earliest event reported)

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)

6300 Bee Cave Road, Building Two, Suite 500
Austin, Texas 78746
(Address of principal executive offices) (zip code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 4, 2015, Forestar Group Inc. (the “Company”) issued a press release announcing the Company’s results for the quarter ended September 30, 2015. A copy of the press release is furnished as Exhibit 99.1 of this report.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2015, the Company announced that Bruce F. Dickson will retire from his position as its Chief Real Estate Officer, effective as of March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 of this report.

 Item 7.01. Regulation FD Disclosure

On November 4, 2015, management of the Company will participate in a conference call discussing the Company’s results for the quarter ended September 30, 2015. Copies of the presentation materials to be used by management are furnished as Exhibit 99.2 of this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release issued by the Company on November 4, 2015

99.2	Presentation materials to be used by management in a conference call on November 4, 2015, discussing the Company’s results for the quarter ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.

Date:	November 4, 2015	By:	/s/ David M. Grimm
			Name:	David M. Grimm
			Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company on November 4, 2015

99.2	Presentation materials to be used by management in a conference call on November 4, 2015, discussing the Company’s results for the quarter ended September 30, 2015.

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